UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 4, 2005

PIXELWORKS, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8100 SW Nyberg Road

Tualatin, Oregon 97062

(503) 454-1750

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.               ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

(a)               On March 4, 2005, the Compensation Committee of the Board of Directors of Pixelworks, Inc. (the “Company”) approved the Company’s 2005 Senior Management Bonus Plan (the “Bonus Plan”).    The Bonus Plan establishes target bonus levels for each participant and will be paid based on the achievement of certain goals.  A copy of the Bonus Plan is filed as Exhibit 10.1 to this report and incorporated herein by reference.

(b)               On March 4, 2005, the Compensation Committee of the Company’s Board of Directors approved the 2005 salary and equity-based compensation for the Company’s “named executive officers”, as defined in Item 402 of Regulation S-K.  The table below sets forth the 2005 salary and equity-based compensation approved by the Compensation Committee for each of the named executive officers:

Name of Officer	Title/Position	2005 Base Salary	Common Shares Underlying Equity Compensation Award
Allen Alley	Chief Executive Officer	$306,800	100,000
Hans Olsen	Executive Vice President and Chief Operating Officer	$260,000	85,000
Jeff Bouchard	Vice President, Finance, Chief Financial Officer and Secretary	$203,500	40,000
Marc Fleischmann	Senior Vice President, Engineering	$210,000	25,000
Hongmin Zhang	Vice President, Technology	$210,000	50,000

(c)               On March 4, 2005, the Company’s Compensation Committee approved annual cash bonus awards earned during 2004 and to be paid in 2005 for the named executive officers under the Company’s 2004 Bonus Plan. The bonus awards were earned based upon the achievement of performance goals established in early 2004, which were reviewed and approved by the Company’s Compensation Committee. The amounts of the bonus awards to the named executive officers are as follows: Allen Alley, $210,500; Hans Olsen $176,250; Jeff Bouchard $72,250; Marc Fleischmann $47,250; and Hongmin Zhang $45,000.

(d)               On March 4, 2005, the Company’s Board of Directors approved the following modifications to the terms of the compensation to be paid to the Company’s directors. All changes are effective as of January 1, 2005.

Quarterly Fee
Board Retainer Fee	$5,000
Additional Fee paid to Lead Director or Non-Management Chairman	$2,500
Additional Fee paid to Chair of Audit Committee	$3,500
Additional Fees paid to Chairs of Compensation; Governance and Nominating Committees	$1,000
Additional Fees paid to members of Audit Committee	$1,000
Additional Fees paid to members of Compensation; Governance and Nominating Committees	$500

Directors will also receive annual compensation in the form of equity issued under the Company’s shareholder-approved 1997 Stock Incentive Plan. A Director will earn an option to purchase 40,000 shares of the Company’s Common Stock upon initial election to the Board of Directors and an option to purchase 10,000 shares of the

Company’s Common Stock annually thereafter.  No additional options will be earned for service on any committee of the Board of Directors.

Item 9.01.               FINANCIAL STATEMENTS AND EXHIBITS

                (c)           Exhibits.

10.1                           Pixelworks, Inc. 2005 Senior Management Bonus Plan.

10.2                           Pixelworks, Inc. 2005 Management Salary and Equity-Based Compensation Table.

10.3                           Pixelworks, Inc. 2005 Board Compensation Arrangements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on March 10, 2005.

PIXELWORKS, INC.
(Registrant)

By	/s/ Allen H. Alley
Allen H. Alley
President and Chief Executive Officer